UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 9, 2015

Date of Report (Date of earliest event reported)

Graphite Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54336	26-0641585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Railroad Street, Suite 102A

Elko, Nevada 89801

(Address of Principal Executive Offices)

(775) 753-6605
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Employment Agreement with Directors

On January 9, 2015, the Company and Yehuda Eliraz, its chairman of the board of directors, signed a service agreement, a copy of which is attached hereto as Exhibit 10.1 (the “YE Service Agreement”). Pursuant to the YE Service Agreement, Mr. Eliraz will be paid an annual salary of $50,000 + VAT starting December 15, 2014, a signing bonus of $16,667 and be entitled to receive shares of common stock and options representing an aggregate 6% ownership stake in the Company to vest over a three-year period commencing on August 15, 2014. Mr. Eliraz’s annual salary will increase to $70,000 + VAT after the Company has raised an aggregate of $2,000,000. The term of the YE Service Agreement is three years, although the Company may terminate without cause with three months’ advance notice.

On January 9, 2015, the Company and Ziv Barak, a director, signed a service agreement, a copy of which is attached hereto as Exhibit 10.2 (the “ZB Service Agreement”). Pursuant to the ZB Service Agreement, Mr. Barak will be paid an annual salary of $6,000 + VAT, a signing bonus of $2,000 and be entitled to receive shares of common stock and options representing an aggregate 1% ownership stake in the Company to vest over a three-year period. Mr. Barak’s annual salary will increase to $7,000 after the Company has raised an aggregate of $2,000,000 in financing. The term of the ZB Service Agreement is three years, although the Company may terminate without cause with three months’ advance notice.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2015, the Company and Yehuda Eliraz, its chairman of the board, agreed that Mr. Eliraz will receive an annual salary of $50,000 starting December 15, 2014, a signing bonus of $16,667 and be entitled to receive shares of common stock and options representing an aggregate 6% ownership stake in the Company to vest over a three-year period commencing on August 15, 2014 in exchange for his service as chairman of the board of directors of the Company. Mr. Eliraz’s annual salary will increase to $70,000 + VAT after the Company has raised an aggregate of $2,000,000.

On January 9, 2015, the Company and Ziv Barak, a director, agreed that Mr. Barak will receive an annual salary of $6,000 + VAT, a signing bonus of $2,000 and be entitled to receive shares of common stock and options representing an aggregate 1% ownership stake in the Company to vest over a three-year period in exchange for his service as director. Mr. Barak’s annual salary will increase to $7,000 + VAT after the Company has raised an aggregate of $2,000,000.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Yehuda Eliraz Service Agreement dated January 9, 2015.

Exhibit 10.2	Ziv Barak Service Agreement dated January 9, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHITE CORP. a Nevada corporation

Dated: January 9, 2015	By:	/s/ Mark Radom
Chief Executive Officer

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